INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
INCOME TAXES
NOTE 10: INCOME TAXES
The current tax payable (recoverable) is based on taxable profit (loss) for the year. Taxable profit differs from profit as reported in the consolidated statements of operations because it excludes items of income or expense that are taxable or deductible in other years or are never taxable or deductible. The Company’s current income tax expense (benefit) is calculated using tax rates that have been enacted or substantively enacted as of the date of the consolidated statements of financial position.
Tax is charged or credited to the consolidated statements of operations, except when it relates to items charged or credited to other comprehensive income or directly to equity, in which case the tax is recognized in other comprehensive income or in equity.
Deferred tax is recognized on differences between the carrying amounts of assets and liabilities, in the consolidated financial statements and the corresponding tax basis used in the computation of taxable profit, and is accounted for using the statements of financial position liability method. Deferred tax liabilities are generally recognized for all taxable temporary differences, and deferred tax assets are generally recognized for all deductible temporary differences and net operating loss carry forwards to the extent that it is probable that taxable profits will be available against which those deductible temporary differences can be utilized. Such assets and liabilities are not recognized if the taxable temporary difference arises from the initial recognition of non-deductible goodwill or if the differences arise from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the profit reported in the consolidated statements of operations.
Deferred tax liabilities are recognized for taxable temporary differences associated with investments in subsidiaries, associates and joint ventures, except if the Company is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred tax assets arising from deductible temporary differences associated with such investments are only recognized to the extent that it is probable that there will be sufficient taxable profits against which the benefits of the temporary differences can be utilized and are expected to reverse in the foreseeable future.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates (and tax laws) that have been enacted or substantively enacted at the consolidated statements of financial position date. The measurement of deferred tax assets and liabilities reflects the tax consequences that would result from the manner in which the Company expects, at the reporting date, to recover or settle the carrying amount of its assets and liabilities.
The carrying amount of deferred tax assets is reviewed at each consolidated statements of financial position date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to enable all or part of the asset to be recovered. The Company reviews the deferred tax assets in the different jurisdictions in which it operates to assess the possibility of realizing such assets based on projected taxable profit, the expected timing of the reversals of existing temporary differences, the carry forward period of temporary differences and tax losses carried forward and the implementation of planning strategies. Due to the numerous variables associated with these judgments and assumptions, both the precision and reliability of the resulting estimates of the deferred tax assets are subject to substantial uncertainties. In case a history of recent losses is present, the Company considers whether convincing other evidence exists, such as the character of (historical) losses and planning opportunities, to support the deferred tax assets recognition.
Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities, when they relate to income taxes levied by the same taxation authority and when the Company intends to settle its current tax assets and liabilities on a net basis.
Uncertain (income) tax positions are periodically assessed by the Company based on management’s best judgment given any changes in the facts, circumstances and information available and applicable tax laws. When it is probable that the tax authorities will not accept the position taken, the Group establishes provisions based on the most likely amount of the liability (recovery) or weighted average of various possible outcomes to reflect the effect of the uncertainty in determining the related taxable profit (tax loss), tax bases, unused tax losses, unused tax credits or tax rates, to the extent that a reliable estimate can be made.
10.1 Income tax expense
The components of income tax expense (benefit) are summarized as follows:

	Year ended December 31,
	2022	2021	2020
Total current tax expense	2,080	2,953	839
Total deferred tax expense	(363)	(493)	827
Total income tax expense	1,717	2,460	1,666
The following table reconciles the expected tax expense at the statutory rates applicable in the countries where the Company operates to the total income tax expense as calculated:

	Year ended December 31,
	2022	2021	2020
Net income (loss) (including non-controlling interests)	9,538	15,565	(578)
Income tax expense	1,717	2,460	1,666
Income before tax	11,255	18,025	1,088
Tax expense at the statutory rates applicable to income in the countries[1]	2,818	4,146	136
Permanent items	(303)	500	714
Rate changes	—	12	—
Net change in measurement of deferred tax assets	(1,154)	(2,956)	454
Tax effects of foreign currency translation	(34)	—	41
Tax credits	(22)	(24)	(13)
Other taxes	394	688	267
Others	18	94	67
Income tax expense	1,717	2,460	1,666
1.Tax expense at the statutory rates is based on income before tax excluding income from investments in associates, joint ventures and other investments.

ArcelorMittal’s consolidated income tax expense is affected by the income tax laws and regulations in effect in the various countries in which it operates and the pre-tax results of its subsidiaries in each of these countries, which can change from year to year. ArcelorMittal operates in jurisdictions, mainly in Eastern Europe and Asia, which have a structurally lower corporate income tax rate than the statutory tax rate as enacted in Luxembourg (24.94%), as well as in jurisdictions, mainly in Brazil and Mexico, which have a structurally higher corporate income tax rate.

Permanent items	Year ended December 31,
	2022	2021	2020
Taxable reversals of (tax deductible) write-downs on shares and receivables	(109)	735	630
Juros sobre o Capital Próprio	(229)	(323)	(37)
Other permanent items	35	88	121
Total permanent items	(303)	500	714
Taxable reversals of (tax deductible) write-downs on shares and receivables: in connection with the Company's impairment test for goodwill and property, plant and equipment, the recoverability of the carrying amounts of investments in shares and intragroup receivables is also reviewed annually, resulting in tax deductible write-downs, or taxable reversals of previously recorded write-downs, of the values of loans and shares of consolidated subsidiaries in Luxembourg.
Juros sobre o Capital Próprio: Corporate taxpayers in Brazil, which distribute a dividend can benefit from a tax deduction corresponding to an amount of interest calculated as a yield on capital. The deduction is determined as the lower of the interest as calculated by application of the Brazilian long term interest rate on the opening balance of capital and reserves, and 50% of the income for the year or accumulated profits from the previous year. For accounting purposes, this distribution of interest on capital is regarded as a dividend distribution, while for Brazilian tax purposes it is regarded as tax deductible interest.
Rate changes
The 2021 tax expense from rate changes of 12 is mainly due to the impact of the change of the tax rate on deferred taxes in Argentina.
Net change in measurement of deferred tax assets
The 2022 net change in measurement of deferred tax assets of (1,154) mainly consists of recognition of deferred tax assets in Luxembourg of (1,227) including mainly (676) effect of the utilization of unrecognized tax losses carried forward following higher profitability of the current year (net of write-downs of shares), (579) recognition of tax losses carried forward based on revised taxable income forecast, derecognition of deferred tax assets on losses and deductible temporary differences in Ukraine of 178, and (105) utilization of deferred tax assets in other tax jurisdictions, following profits generated during the year.
The 2021 net change in measurement of deferred tax assets of (2,956) mainly consists of recognition of deferred tax assets in Luxembourg of (1,166) following higher profitability of the current year and increase of the available deferred tax liabilities, recognition of deferred tax assets on current year taxable reversal of write-downs of the value of shares and receivables of consolidated subsidiaries in Luxembourg (735), and (1,055) net recognition and utilization of deferred tax assets on losses and temporary differences in the United States and other tax jurisdictions, following significant profits generated during the year.
The 2020 net change in measurement of deferred tax assets of 454 mainly consists of derecognition and utilization of deferred tax assets in Luxembourg of 709 following lower income expectation mainly as a result of the disposal of ArcelorMittal USA, recognition of deferred tax assets on current year taxable reversal of write-downs of the value of shares and receivables of consolidated subsidiaries in Luxembourg (630), and 375 net non-recognition and derecognition of deferred tax assets on losses and temporary differences in other tax jurisdictions.
Tax effects of foreign currency translation
The tax effects of foreign currency translation of (34), nil and 41 at December 31, 2022, 2021 and 2020, respectively, refer mainly to deferred tax assets and liabilities of certain entities with a different functional currency than the currency applied for tax filing purposes.
Tax credits
The tax credits are mainly attributable to the Company’s operating subsidiaries in Brazil. They relate to credits claimed on foreign investments, credits for research and development and other credits.
Other taxes
Other taxes mainly include withholding taxes on dividends, services, royalties and interests as well as mining duties in Canada and Mexico, state tax and Base Erosion and Anti-Abuse Tax ("BEAT") in the United States, and Cotisation sur la Valeur Ajoutée des Entreprises ("CVAE'') in France. Other taxes decreased in 2022 mainly as a result of a decrease in mining taxes in Canada and lower expectation of withholding taxes on dividends.

Others	Year ended December 31,
	2022	2021	2020
Tax contingencies/settlements	(3)	137	87
Prior period taxes	14	(31)	(15)
Others	7	(12)	(5)
Total	18	94	67
Tax contingencies/settlements of (3), 137, and 87 at December 31, 2022, 2021 and 2020, respectively, consist of uncertain tax positions (see note 10.3) mainly related to North America and ACIS.
10.2 Income tax recorded directly in equity and/or other comprehensive income

	Year ended December 31,
	2022	2021	2020
Recognized in other comprehensive income on:
Deferred tax expense (benefit)
Unrealized gain on investments in equity instruments at FVOCI	—	167	56
Gain (loss) on derivative financial instruments	(31)	648	(28)
Recognized actuarial gain (loss)	193	144	(69)
Foreign currency translation adjustments	143	59	(335)
	305	1,018	(376)
Recognized directly in equity on:
Current tax expense (benefit)
Realized gain on investments in equity instruments at FVOCI	—	—	4
Deferred tax expense (benefit)
Loss related to repurchase of MCNs	—	(185)	—
Realized gain on investments in equity instruments at FVOCI	—	—	9
	—	(185)	13

Total	305	833	(363)
10.3 Uncertain tax positions The Company operates in multiple jurisdictions with complex legal and tax regulatory environments. In certain of these jurisdictions, ArcelorMittal has taken income tax positions that management believes are supportable and are intended to withstand challenge by tax authorities. Some of these positions are inherently uncertain and include those relating to transfer pricing matters and the interpretation of income tax laws applied in complex transactions. The Company periodically reassesses its tax positions. Changes to the financial statement recognition, measurement and disclosure of tax positions are based on management’s best judgment given any changes in the facts, circumstances, information available and applicable tax laws. Considering all available information and the history of resolving income tax uncertainties, the Company believes that the ultimate resolution of such matters will not have a material effect on the Company’s financial position, statements of operations or cash flows (see note 9.3).
10.4 Deferred tax assets and liabilities
The origin of the deferred tax assets and liabilities is as follows:

	Assets		Liabilities		Net
	2022	2021	2022	2021	2022	2021
Intangible assets	21	15	(553)	(487)	(532)	(472)
Property, plant and equipment	172	150	(3,757)	(4,076)	(3,585)	(3,926)
Inventories	214	273	(116)	(40)	98	233
Financial instruments	47	82	(16)	(799)	31	(717)
Other assets	161	152	(538)	(486)	(377)	(334)
Provisions	819	1,083	(389)	(253)	430	830
Other liabilities	474	531	(119)	(31)	355	500
Tax losses and other tax benefits carried forward	9,340	9,530	—	—	9,340	9,530
Tax credits carried forward	128	134	—	—	128	134
Deferred tax assets (liabilities)	11,376	11,950	(5,488)	(6,172)	5,888	5,778
Deferred tax assets					8,554	8,147
Deferred tax liabilities					(2,666)	(2,369)
Deferred tax assets recognized by the Company as of December 31, 2022 included the following:

	Gross amount	Total deferred tax assets	Recognized deferred tax assets	Unrecognized deferred tax assets
Tax losses and other tax benefits carried forward	126,685	31,587	9,340	22,247
Tax credits carried forward	600	600	128	472
Other temporary differences	10,543	2,663	1,908	755
Total		34,850	11,376	23,474
Deferred tax assets recognized by the Company as of December 31, 2021 included the following:

	Gross amount	Total deferred tax assets	Recognized deferred tax assets	Unrecognized deferred tax assets
Tax losses and other tax benefits carried forward	133,107	33,236	9,530	23,706
Tax credits carried forward	671	671	134	537
Other temporary differences	11,695	3,033	2,286	747
Total		36,940	11,950	24,990
As of December 31, 2022, the majority of unrecognized deferred tax assets relates to tax losses carried forward attributable to various subsidiaries located in different jurisdictions (primarily France, Germany, Luxembourg, Spain and USA) with different statutory tax rates. At each reporting date, ArcelorMittal considers existing evidence, both positive and negative, including the earnings history and results of recent operations, reversals of deferred tax liabilities, projected future taxable income, and planning strategies, that could impact the view with regard to future realization of these deferred tax assets.
The amount of the total deferred tax assets is the aggregate amount of the various recognized and unrecognized deferred tax assets at the various subsidiaries and not the result of a computation with a given blended rate. The utilization of tax losses carried forward is restricted to the taxable income of the subsidiary or tax consolidation group to which it belongs. The utilization of tax losses carried forward may also be restricted by the character of the income, expiration dates and limitations on the yearly use of tax losses against taxable income.
At December 31, 2022, the total amount of accumulated tax losses in Luxembourg with respect to the ArcelorMittal S.A. tax integration amounted to 110.7 billion, of which 34.0 billion is considered realizable, resulting in the recognition of 8.5 billion of deferred tax assets at the applicable income tax rate in Luxembourg. At December 31, 2021, the total amount of accumulated tax losses in Luxembourg with respect to the main tax consolidation amounted to approximately 115.6 billion, of which 34.1 billion was considered realizable, resulting in the recognition of 8.5 billion of deferred tax assets at the applicable income tax rate in Luxembourg. Under the Luxembourg tax legislation, tax losses generated before 2017 can be carried forward indefinitely and are not subject to any specific yearly loss utilization limitations. The tax losses carried forward relate primarily to tax deductible write-down charges taken on investments in shares of consolidated subsidiaries recorded by certain of ArcelorMittal’s holding companies in Luxembourg. Of the total tax losses carried forward, 50.9 billion may be subject to recapture in the future if the write-downs that caused them are reversed creating taxable income unless the Company crystallizes them through sales or other organizational restructuring activities.
The Company believes that it is probable that sufficient future taxable profits will be generated to support the recognized deferred tax asset for tax losses carried forward in Luxembourg. As part of its recoverability assessment the Company has taken into account (i) its most recent forecast approved by management and the Board of Directors, (ii) the likelihood that the factors that have contributed to past losses in Luxembourg will not recur, (iii) the fact that ArcelorMittal in Luxembourg is the main provider of funding to the Company’s consolidated subsidiaries, leading to significant amounts of taxable interest income on outstanding and future loans as updated based on most recent funding strategy, (iv) the expected level of interest expenses in Luxembourg driven by the Group net debt level, (v) the industrial franchise agreement whereby ArcelorMittal S.A. licenses its business model for manufacturing, processing and distributing steel to group subsidiaries, and (vi) other significant and reliable sources of operational income earned from ArcelorMittal’s European and worldwide operating subsidiaries for centralized distribution and procurement activities performed in Luxembourg. The Company has also considered the implications of the net-zero path and its carbon emissions intensity reduction targets on its future taxable profits expectations in relation to the existing business models and the potential future financing of such projects, resulting in no major impact on the estimated level of future taxable profit. In performing the assessment, the Company estimates at which point in time its earnings projections are no longer reliable, and thus taxable profits are no longer probable. Accordingly, the Company has established consistent forecast periods for its different income streams for estimating probable future taxable profits, against which the unused tax losses can be utilized in Luxembourg.
At December 31, 2022, based upon the level of historical taxable income and projections for future taxable income over the periods in which the deductible temporary differences are anticipated to reverse, management believes it is probable that ArcelorMittal will realize the benefits of the recognized deferred tax assets of 8.6 billion. The amount of future taxable income required to be generated by ArcelorMittal’s subsidiaries to utilize the deferred tax assets of 8.6 billion is at least 34.4 billion. Historically, the Company has been able to generate sufficient taxable income and believes that it will generate sufficient levels of taxable income in the coming years to allow the Company to utilize tax benefits associated with tax losses carried forward and other deferred tax assets that have been recognized in its consolidated financial statements. Where the Company has had a history of recent losses, it relied on convincing other evidence such as the character of (historical) losses and planning opportunities to support the deferred tax assets recognized.
As of December 31, 2022, ArcelorMittal recorded 146 of deferred income tax liabilities in respect of deferred taxation that would arise if temporary differences on investments in subsidiaries, associates and interests in joint ventures were to be realized in the foreseeable future as compared to 225 as of December 31, 2021. No deferred tax liability has been recognized in respect of other temporary differences on investments in subsidiaries, associates and interests in joint ventures because the Company is able to control the timing of the reversal of the temporary difference and it is probable that such differences will not reverse in the foreseeable future. The amount of these unrecognized deferred tax liabilities is 795 at December 31, 2022 (796 at December 31, 2021).
10.5 Tax losses, tax credits and other tax benefits carried forward
At December 31, 2022, the Company had total estimated tax losses carried forward and other tax benefits of 126.7 billion.
This includes net operating losses and other tax benefits of 5.2 billion primarily related to subsidiaries in the Basque Country in Spain, Luxembourg and the United States, which expire as follows:

Year expiring	Recognized	Unrecognized	Total
2023	3	238	241
2024	18	63	81
2025	4	61	65
2026	1	9	10
2027	5	6	11
2028 - 2043	534	4,249	4,783
Total	565	4,626	5,191
The remaining tax losses carried forward and other tax benefits for an amount of 121.5 billion (of which 36.8 billion are recognized and 84.7 billion are unrecognized) are carried forward for unlimited period of time and primarily relate to the Company’s operations in France, Germany, Luxembourg, Spain and in the United States.
At December 31, 2022, the Company also had total estimated tax credits carried forward of 600.
Such amount includes tax credits of 495 (of which 65 recognized and 430 unrecognized) and primarily attributable to subsidiaries in the Basque country in Spain which expire as follows:

Year expiring	Recognized	Unrecognized	Total
2023	—	2	2
2024	—	1	1
2025	—	1	1
2026	—	1	1
2027	—	1	1
2028 - 2043	65	424	489
Total	65	430	495
The remaining tax credits for an amount of 105 (of which 63 are recognized and 42 are unrecognized) are indefinite and primarily attributable to the Company’s operations in Spain and the United States.
Tax losses, tax credits and other tax benefits carried forward are denominated in the currency of the countries in which the respective subsidiaries are located and operate, except for Luxembourg where the tax losses are mainly denominated in U.S. dollar. Fluctuations in currency exchange rates could impact the U.S. dollar equivalent value of these tax losses carried forward in future years.